SEMIANNUAL REPORT
                              FASCIANO FUND, INC.

                           (FASCIANO FUND, INC. LOGO)

                               December 31, 1998

                                                               February 20, 1999

Dear Fellow Shareholder:

  For 1998, we ended up with a gain of 7.2%. When you consider the results of recent years, a single-digit rate of return for a small-cap fund may appear benign. However, the stock market in the second half of 1998 was anything but calm. The Secretary of the U.S. Treasury characterized the highly publicized global economic turmoil, which rattled markets worldwide, as the worst financial crisis in 50 years. 1998 was a volatile year, especially for small-cap stocks, but Fasciano Fund performed relatively well.

  Our performance results for various periods ended December 31, 1998 are summarized below.

                                                      Average Annual Total Return
                                                     ------------------------------
                               Six months  One year  Three year  Five year Ten year
                               ----------  --------  ---------   --------  -------
Fasciano Fund                     (6.9)%      7.2%      18.1%     17.5%      15.6%
Small Company Funds Average*<F1>  (8.4)%     (0.2)%     12.8%     12.6%      14.3%
S&P SmallCap 600**<F2>            (7.0)%     (1.3)%     14.6%     13.2%      13.2%
Russell 2000**<F2>                (7.1)%     (2.6)%     11.6%     11.9%      12.9%

  In 1998, after more than ten years of operating in virtual obscurity, Fasciano Fund was discovered. Our Fund started showing up on the radar screens of more investors in July when assets crossed the $100 million mark. Then, we attracted greater attention after the third quarter when Fasciano Fund once again outperformed in a market downturn. Lastly, Leah Modigliani, a strategist at Morgan Stanley Dean Witter, analyzed the risk-adjusted performances of small-cap funds for the ten years ended October 31, 1998; Fasciano Fund ranked as the top performer.+<F3> The results of her study were published in the November 6, 1998 edition of The Wall Street Journal.

Those events led to a flurry of publicity. Fasciano Fund's assets swelled to more than $200 million by year-end, half of which were in interest-bearing cash equivalents waiting for a more permanent home. Our plan is to be fully invested in equities, but I want you to know we are not rushing to get there. Rather than chase what is popular and trendy with our buying power, we are relishing the challenge and opportunity to ferret out new investments for long-term capital appreciation. Our approach to investing has been and will continue to be methodical and patient. We are buying based on value and reason, after carefully weighing risks and rewards, according to our disciplined investment philosophy.

  We believe small-cap equities present good value. In recent years, investors have neglected small-caps and have favored large-caps partly because they are easier to buy and sell quickly. In the long run, we think emotional trading will fail and economic value will prevail. Today's values in the small-cap sector will be recognized, but we do not try to predict when that will happen. We are busy turning over many stones searching for businesses we want to own that are reasonably priced. These are the companies we will grow with in the years ahead.

  We target businesses that we believe have the potential to double in size within three to five years. But growth alone is not enough for us. We also seek small-cap companies with lower risk profiles. So in addition to growth, we focus on companies that are financially strong and that have proven earnings and cash flow. And because we prefer business managers who think like owners, we look for companies that are heavily owned by insiders. We continue to avoid technology issues, which we find too speculative.

  Thank you for the confidence you have placed in Fasciano Fund. I invite you to visit our updated web site: WWW.FASCIANOFUNDS.COM or e-mail us at info@fascianofunds.com. As always, I am totally committed to delivering the long-term performance and service you expect.

                                          Sincerely,

                                          /s/ Michael F. Fasciano

                                          Michael F. Fasciano, CFA
                                          President

 *<F1>    Source:  Morningstar, Inc.  See Performance Distribution Summary.
**<F2> The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000. The performance data shown represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+<F3> Ms. Modigliani studied the volatility of 82 small-cap funds that have been in existence for ten years or more, using a risk measure she developed with her grandfather, Nobel Laureate Franco Modigliani, called the "M-squared" measure. Using this measure, each fund's risk was adjusted to the Russell 2000 Index of small-cap stocks. On a risk-adjusted basis, Ms. Modigliani found that Fasciano Fund produced an average return of 17.6% per year over the last ten years, compared with 11.2% for the Russell 2000 Index.

190 South LaSalle Street, Suite 2800, Chicago, Illinios 60603 o 800-848-6050


PERFORMANCE AND DISTRIBUTION SUMMARY

                                           FASCIANO FUND
                   --------------------------------------------------------------
                                   Distributions
                                  ---------------                           Annual       S&P                     Small      U.S.
      Calendar    Beginning                   Capital         Ending        Total      SmallCap       Russell   Company  Treasury
        Year         NAV        Income         Gains           NAV          Return        600          2000   Funds*<F4>   Bills
      --------    ----------    ------         ------        -------       --------     -------      --------  --------- ---------
        1988      $  9.55        $0.03          $0.00         $11.45        20.2%        19.5%         24.9%     20.4%      6.4%
        1989       $11.45        $0.24          $0.59         $13.16        22.5%        13.9%         16.2%     23.6%      8.1%
        1990       $13.16        $0.12          $0.38         $12.50       (1.2)%      (23.7)%       (19.5)%    (9.5)%      7.5%
        1991       $12.50        $0.02          $0.36         $16.40        35.1%        48.5%         46.1%     50.3%      5.4%
        1992       $16.40        $0.00          $0.46         $17.29         7.7%        21.0%         18.4%     13.7%      3.5%
        1993       $17.29        $0.00          $1.00         $17.68         8.1%        18.8%         18.9%     17.1%      3.0%
        1994       $17.68        $0.00          $1.14         $17.18         3.7%       (4.8)%        (1.8)%    (0.7)%      4.3%
        1995       $17.18        $0.00          $1.34         $21.18        31.1%        30.0%         28.4%     31.3%      5.5%
        1996       $21.18        $0.00          $0.59         $26.20        26.5%        21.3%         16.5%     20.1%      5.0%
        1997       $26.20        $0.00          $1.49         $30.31        21.5%        25.6%         22.4%     21.4%      4.9%
        1998       $30.31        $0.03          $1.25         $31.19         7.2%       (1.3)%        (2.6)%    (0.2)%      4.6%

*<F4>  The Morningstar Small Company Funds Index consists of funds that seek capital appreciation by investing primarily in stocks of companies with market capitalizations of less than $1 billion.

                   EQUITY PORTFOLIO BY MARKET CAPITALIZATION

AVERAGE MARKET CAPITALIZATION
$1,050 million
MEDIAN MARKET CAPITALIZATION
$592 million

MARKET CAPITALIZATION RANGES
Micro-cap:  <$300 million
Small-cap:  $300 million - $1.5 billion
Mid-cap:    >$1.5 billion


39 small caps            59.0%
27 micro-caps            14.0%
14 mid-caps              27.0%

               % OF TOTAL                                                                                               % OF COMMON
TOP TEN       NET ASSETS AS       INDUSTRY                   SUMMARY                                       NET        STOCK OWNED BY
HOLDINGS       OF 12/31/98        GROUPING                 DESCRIPTION                  SALES*<F5>     INCOME*<F5>      MANAGEMENT
--------      ------------        ---------                -----------                  ----------     ----------     --------------

Concord            2.3%         Business               Provides electronic                 $375.7          $63.8            6.7%
  EFS Inc.                        Services               transaction authorization
                                                         and processing.

Pulitzer           2.2%         Communications         Newspapers, television,             $369.5          $25.8           68.8%
  Publishing Co.                  & Media                radio broadcasting.

International      2.1%         Entertainment          Promotes automobile                 $149.6          $26.1           49.8%
  Speedway Corp.                  & Leisure              races and owns auto
                                                         racing tracks.
Central            2.0%         Communications         Media and information               $752.7          $89.4           70.1%
  Newspapers Inc.                 & Media                company involved
                                                         primarily in newspaper
                                                         publishing.

HA-LO              1.9%         Business               Markets and distributes             $589.7          $30.7           28.3%
  Industries Inc.                 Services               promotional products
                                                         in the U.S., Canada,
                                                         and Europe.

Central            1.8%         Consumer               Operates parking facili-            $383.2          $26.6           38.6%
  Parking Corp.                   Products               ties in 35 states as well
                                  & Services             as internationally.

Zebra              1.7%         Commercial             Worldwide provider of               $309.7          $54.4           20.0%
  Technologies Corp.              Products &             bar code solutions to
                                  Services               manufacturing and
                                                         service entities.

Dentsply           1.4%         Health Care            Develops, manufactures              $795.1          $80.2            3.8%
  International Inc.              Products               and markets a broad
                                  & Services             range of products for
                                                         the dental market.

Interim            1.3%         Business               Worldwide provider of             $1,890.1          $58.6            2.0%
  Services Inc.                   Services               staffing and human
                                                         resource consulting
                                                         solutions.

Emmis              1.3%         Communications         Radio broadcasting,                 $172.4          $12.3           32.4%
  Communications                  & Media                television, and
  Corporation                                            magazines.

Total in Top      -----
  Ten Holdings    18.0%

*<F5>  Trailing 12 months, in $ millions.  Net income figures exclude non-recurring charges and extraordinary items.


SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998 (Unaudited)


  Principal
  Amount or                                                                                                            Market
   Shares    Description                                                                                                Value
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 49.4%
             BUSINESS SERVICES - 9.7%
    130,000  Concord EFS, Inc. *<F6>
             Engaged in electronic transaction authorization, processing,
             settlement and funds transfer services in selected markets                                          $  5,508,750
    120,000  HA-LO Industries, Inc. *<F6>
             Provides integrated marketing and promotions solutions to
             corporate clients primarily in the United States, Canada and Europe                                    4,515,000
    130,000  Interim Services, Inc. *<F6>
             National provider of a range of customized staffing solutions
             to business, professional and service organizations, and government agencies                           3,038,750
     50,000  G & K Services, Inc. - Class A
             Manufactures uniform garments and is a full service uniform rental provider                            2,662,500
    100,000  Wallace Computer Services, Inc.
             Manufactures and markets business forms, computer labels, machine ribbons,
             computer hardware and software, accessories and other office products                                  2,637,500
     30,000  Lason Holdings, Inc. *<F6>
             Provides integrated outsourcing services for records management,
             document management and business communications                                                        1,745,625
     75,000  ABR Information Services, Inc. *<F6>
             Provides comprehensive benefits administration, payroll,
             and human resource services to employers seeking to outsource
             these functions, through its subsidiaries                                                              1,471,875
     20,000  ADVO, Inc. *<F6>
             Direct marketing firm engaged in soliciting and processing printed advertising from retailers,
             manufacturers and service companies for targeted distribution                                            527,500
     35,000  Execustay Corporation *<F6>
             Provides interim housing for corporate clients and professionals,
             furnishing high-quality apartments for stays over 30 days                                                455,000
     10,000  Metro Networks, Inc. *<F6>
             Provides traffic reporting services, news, sports, weather, video news and other information reporting
             services to the television and radio broadcast industries in exchange for commercial airtime             426,250
                                                                                                                 ------------
                                                                                                                   22,988,750
                                                                                                                 ------------
             COMMUNICATIONS & MEDIA - 8.3%
     60,000  Pulitzer Publishing Co.
             Engaged in newspaper publishing, television and radio broadcasting                               .     5,197,500
     65,000  Central Newspapers, Inc.
             Engaged in the publication and distribution of newspapers in
             the Indianapolis and Phoenix metropolitan areas                                                        4,643,438
     70,000  Emmis Communications Corporation *<F6>
             A diversified media company with television and radio broadcasting and publishing operations           3,036,250
     60,000  Meredith Corporation
             Diversified media company involved in magazine and
             book publishing and television broadcasting                                                            2,272,500
     60,000  McClatchy Newspapers - Class A
             Engaged primarily in the publication of newspapers located in
             California, Alaska, Washington,the Carolinas, and Minnesota                                            2,122,500
     60,000  Lee Enterprises, Inc. *<F6>
             In the business of newspaper publishing and television broadcasting                                    1,890,000
     27,000  Journal Register Company *<F6>
             Publishes small metropolitan, suburban daily and suburban and community non-daily newspapers serving markets in New York, Connecticut, Ohio, Pennsylvania, Missouri and
             central New England.                                                                                     405,000
                                                                                                                 ------------
                                                                                                                   19,567,188
                                                                                                                 ------------
             HEALTH CARE PRODUCTS & SERVICES - 6.0%
    130,000  Dentsply International, Inc.
             Designs, develops, manufactures, and markets dental consumable and
             laboratory products, and dental equipment                                                              3,347,500
     70,000  Landauer, Inc.
             Offers a service for measuring the dosage of x-ray, gamma
             radiation and other penetrating ionizing radiations                                                    2,266,250
     60,000  Hooper Holmes, Inc.
             Provides medical and paramedical examinations and related
             services to life and health insurance companies                                                        1,740,000
     45,000  Serologicals Corporation *<F6>
             Provider of specialty human antibody based products and services to
             healthcare companies. Services include donor recruitment and clinical testing services                 1,350,000
     20,000  Express Scripts, Inc. *<F6>
             As an independent pharmacy benefit manager and managed care company, Express Scripts provides a broad range of pharmacy benefit and medical information
             management services, as well as managed vision care programs                                           1,342,500
    100,000  Young Innovations, Inc. *<F6>
             Designs, manufactures and markets single-use supplies, autoclavable
             instruments and other products used by dental professionals                                            1,312,500
     50,000  Brookdale Living Communities, Inc. *<F6>
             Provides senior and assisted living services to the elderly through its
             facilities located in urban and suburban areas of major metropolitan markets                             975,000
     30,000  Kendle International, Inc. *<F6>
             Contract research organization providing integrated clinical research services
             on a contract basis to the pharmaceutical and biotechnology industries                                   701,250
     50,000  Sterile Recoveries, Inc. *<F6>
             Provides hospitals and surgery centers with a comprehensive surgical procedure-
             based delivery and retrieval service for reusable gowns, towels, etc.
             In addition,provides disposable products necessary for surgery                                           587,500
     10,000  Henry Schein, Inc. *<F6>
             Distributor of healthcare products and services to office-based healthcare practitioners in North America and Europe. The Company's primary
             customers are dental practices and dental laboratories                                                   447,500
                                                                                                                 ------------
                                                                                                                   14,070,000
                                                                                                                 ------------
             COMMERCIAL PRODUCTS AND SERVICES - 5.1%
    140,000  Zebra Technologies Corp. - Class A *<F6>
             Provides bar code solutions to manufacturing and service entities worldwide,
             for use in automatic identification and data collection systems                                        4,025,000
    130,000  Superior Services, Inc. *<F6>
             Solid waste services company providing solid waste collection, transfer,
             recycling and disposal services to residential, commercial and industrial customers                    2,608,125
     40,000  Modine Manufacturing Co.
             Develops, manufactures, and markets heat exchangers and systems for use in various original equipment manufacturer applications and for sale to
             the automotive aftermarket and to a wide array of building markets                                     1,450,000
     50,000  IDEX Corp.
             Manufactures industrial pumps and related controls for use in process applications, and proprietary equipment that may combine pumps or other
             devices into products for industrial, commercial and safety applications                               1,225,000
     50,000  Juno Lighting, Inc.
             Specializes in the design, manufacture and marketing of
             lighting fixtures for commercial and residential use                                                   1,168,750
     30,000  Wilmar Industries, Inc. *<F6>
             A national marketer and direct distributor of repair and maintenance
             products, principally to the apartment housing market                                                    609,375
     20,000  Andrew Corporation *<F6>
             A multinational supplier of communication products and systems to
             worldwide commercial, industrial, governmental, and military customers                                   330,000
     20,000  Inacom Corp. *<F6>
             Provides information technology products and technology
             management services to the end-user business clients                                                     297,500
     20,000  Communications Systems, Inc.
             Engaged in the manufacture and sale of modular connecting
             and wiring devices for voice and data communications                                                     236,250
     10,500  Supreme Industries, Inc. *<F6>
             Manufactures truck bodies that are mounted on new truck
             chassis produced by others. Also manufactures shuttle buses and trailers                                 101,063
                                                                                                                 ------------
                                                                                                                   12,051,063
                                                                                                                 ------------
             CONSUMER PRODUCTS AND SERVICES - 4.2%
    130,000  Central Parking Corp.
             Operates parking facilities in 34 states, the
             District of Columbia, and several international locations                                              4,216,875
     60,000  Blyth Industries, Inc. *<F6>
             Designs, manufactures, markets and distributes a line of candles and home fragrance products,  and markets a range of related candle
             accessories and gift bags. Also produces portable heating fuel products                                1,875,000
     41,700  Tootsie Roll Industries, Inc.
             Engaged in the manufacture and sale of candy for over 100 years. Products include Tootsie Roll,
             Charms, Blow Pops, Junior Mints, Sugar Babies, Charleston Chews, Sugar Daddys and others               1,631,512
     20,000  Action Performance Companies, Inc. *<F6>
             Designer and seller of licensed motorsports collectible and
             consumer products in the United States                                                                   707,500
     40,000  Day Runner, Inc. *<F6>
             Develops, manufactures and markets paper-based organizers for retail markets. Day Runner
             products are carried by approximately 20,000 retail stores across the U.S.                               580,000
     15,000  Garan, Inc.
             Designs, manufactures and sells apparel for children, men and women.
             Products are sold under the trademarks Garan, Garanimals, Everlast and other names                       421,875
     10,000  Snap-on Incorporated
             Manufactures and distributes hand tools, power tools, tool storage products,
             diagnostic equipment,shop equipment, and diagnostic software and other services                          348,125
     15,000  LaCrosse Footwear, Inc.
             Designs, develops, markets and manufactures protective footwear and
             rainwear for sporting, occupational and recreational markets                                             138,750
     11,025  Monro Muffler Brake, Inc. *
             Operates a chain of 350 automotive undercar repair shops. Shops provide a full range of services for
             mufflers, exhaust systems, brakes, steering, suspension, and wheel alignment                              79,931
                                                                                                                 ------------
                                                                                                                    9,999,568
                                                                                                                 ------------
             ENTERTAINMENT & LEISURE - 2.8%
    122,500  International Speedway Corp. - Class A
             A leading promoter of motorsports activities in the U.S. The company owns and/or operates 5
             motorsports facilities: Daytona, Talladega, Phoenix, Darlington, and Watkins Glen International        4,961,250
     50,000  Carmike Cinemas, Inc. - Class A *<F6>
             Engaged in the motion picture exhibition business. As of 12/98, Carmike operated 488 theatres
             with an aggregate of 2,752 screens in 36 states                                                        1,015,625
     12,500  Penske Motorsports, Inc. *<F6>
             Promoter and marketer of professional motorsports in the United States which, through its
             subsidiaries, owns and operates a number of speedways                                                    332,812
     10,000  Speedway Motorsports, Inc. *<F6>
             Owns and operates the Charlotte Motor Speedway, Bristol Motor Speedway, Atlanta Motor
             Speedway, Sears Point Raceway and Texas Motor Speedway. The company also promotes and
             sponsors motorsports activities                                                                          285,000
                                                                                                                 ------------
                                                                                                                    6,594,687
                                                                                                                 ------------
             INSURANCE AND INVESTMENT MANAGEMENT - 2.8%
     60,000  Chicago Title Corporation *<F6>
             Provider of title insurance and other related services for residential
             and commercial real estate transactions                                                                2,816,250
    154,700  HCC Insurance Holdings, Inc.
             Principally engaged in providing aviation, marine, offshore energy, property,
             accident and health,and lenders single interest insurance and reinsurance on a worldwide basis         2,726,588
     50,000  Waddell & Reed Financial, Inc.
             Underwrites and distributes 36 mutual fund portfolios.  Also distributes underwritten
             variable annuities and life insurance products of Torchmark Corporation                                1,184,375
                                                                                                                 ------------
                                                                                                                    6,727,213
                                                                                                                 ------------
             TRANSPORTATION - 2.5%
     80,000  Midwest Express Holdings, Inc. *<F6>
             Operates single-class, premium service passenger jet airline that caters to business travelers and serves selected major business destinations throughout the U.S. and Toronto from operations based
             in Milwaukee and Omaha                                                                                 2,105,000
    100,000  Wisconsin Central Transportation Corporation *<F6>
             A holding company that operates approximately 2,925 route miles of railway
             serving Wisconsin,Illinois, Minnesota, Michigan, and Ontario                                           1,718,750
     40,000  C.H. Robinson Worldwide, Inc.
             Global provider of multimodal transportation services and logistics
             solutions through a network of 115 offices in 38 states and internationally                            1,037,500
     40,000  Eagle USA Airfreight, Inc. *<F6>
             Provider of air freight forwarding and other transportation and logistics services                       980,000
     10,000  Arnold Industries, Inc.
             Engaged in the trucking and warehousing business through its subsidiaries,
             New Motor Penn Express and Arnold Transportation Services                                                161,250
                                                                                                                 ------------
                                                                                                                    6,002,500
                                                                                                                 ------------
             BANK & BANK HOLDING - 2.5%
     40,000  CNB Bancshares, Inc.
             Engages in banking, data processing and information services, underwriting
             credit life and disability insurance, and selling property and casualty insurance                      1,865,000
     30,000  First Midwest Bancorp, Inc.
             A multi-bank holding company for First Midwest Bank,
             National Association and McHenry State Bank                                                            1,141,875
     50,000  Doral Financial Corporation
             Bank holding company that operates in the mortgage banking,
             commercial banking and broker-dealer businesses                                                        1,106,250
     30,000  Community First Bankshares, Inc.
             A multi-bank holding company that operates banks and bank branches in 109 communities
             in nine states                                                                                           631,875
     15,000  Cass Commercial Corporation
             Bank holding company for Cass Bank and Trust Company, and provides information services
             through its Cass Information Systems subsidiary                                                          373,125
     20,000  Corus Bankshares, Inc.
             Bank holding company for CORUS Bank, which provides financial services through 11 bank
             branches in the Chicago metropolitan area                                                                645,000
     13,000  Bank of Commerce
             State-chartered commercial bank, providing a variety of commercial bank
             services, including lending and deposit services, and construction lending                               217,750
                                                                                                                 ------------
                                                                                                                    5,980,875
                                                                                                                 ------------
             DISTRIBUTOR - 1.7%
     30,000  CDW Computer Centers, Inc. *<F6>
             Sells MS-DOS/Microsoft Windows and Apple/Macintosh based microcomputer hardware and peripherals including: desktop computers, notebooks and laptops, printing devices, video monitors,
             networking products, software and accessories                                                          2,878,125
     30,000  MSC Industrial Direct Company, Inc. *<F6>
             A direct marketer of a full line of industrial products intended to satisfy its
             customers' maintenance,repair and operations supplies requirements                                       678,750
     10,000  TESSCO Technologies, Inc. *<F6>
             Distributor of products to the wireless communications industry, serves customers in the cellular
             telephone, personal communication system (PCS), paging and mobile radio-dispatched markets               227,500
     20,000  Valley National Gases Corporation *<F6>
             A packager and distributor of industrial, medical and specialty gases, welding equipment and supplies, propane and fire protection equipment in 10 states in the mid-Atlantic and midwestern
             regions of the U.S.                                                                                      112,500
                                                                                                                 ------------
                                                                                                                    3,896,875
                                                                                                                 ------------
             SAVINGS & LOAN - 1.3%
     75,000  ITLA Capital Corporation *<F6>
             Primarily engages in the origination of loans secured by income producing real estate                  1,134,375
     50,000  Home Federal Bancorp
             Unitary savings and loan holding company for Home Federal Savings Bank                                 1,112,500
     30,000  Alliance Bancorp., Inc.
             Registered savings and loan holding company engaged in the business of providing
             financial service products through its wholly-owned subsidiary, Liberty Federal Bank                     586,875
     20,000  Haven Bancorp, Inc.
             Holding company for Columbia Federal Saving Bank, a federally chartered stock savings bank               300,000
                                                                                                                 ------------
                                                                                                                    3,133,750
                                                                                                                 ------------
             MACHINERY - INDUSTRIAL - 1.1%
     60,000  Regal-Beloit Corporation
             Manufactures a line of mechanical products to control motion and torque and electrical products
             such as motors and generators                                                                          1,380,000
     16,100  The Manitowoc Company, Inc.
             Designs and manufactures commercial ice machines and refrigeration products, and cranes and
             related products. Manitowoc also engages in marine vessel repair                                         714,438
     25,000  Robbins & Myers, Inc.
             Designs, manufactures and markets fluid handling products and systems for the process industry           553,125
                                                                                                                 ------------
                                                                                                                    2,647,563
                                                                                                                 ------------
             SPECIALTY FINANCE - 0.8%
     90,000  American Capital Strategies, Ltd.
             Specialty finance company that has been principally engaged
             in arranging commercial loans to small and medium sized business                                       1,552,500
     30,000  Rock Financial Corporation
             Specialty finance company marketing debt consolidation and home financing
             products, secured by 1st or 2nd mortgages, to conventional and subprime borrowers                        390,000
                                                                                                                 ------------
                                                                                                                    1,942,500
                                                                                                                 ------------
             ELECTRONICS - 0.6%
     60,000  Methode Electronics, Inc. - Class A
             Manufactures electronic components that connect, convey and control electrical energy, signal and pulse, including connectors, automotive components, interconnect devices,
             printed circuits, and current carrying distribution systems                                              937,500
     50,000  Richey Electronics, Inc. *<F6>
             Specialty distributor of interconnect, electromechanical and
             passive electronic components, and a provider of value-added assembly services                           515,625
                                                                                                                 ------------
                                                                                                                    1,453,125
                                                                                                                 ------------
             TOTAL COMMON STOCKS (cost $95,413,393)                                                               117,055,657
                                                                                                                 ------------
             SHORT-TERM INVESTMENTS - 49.1%
             VARIABLE RATE DEMAND NOTES**<F7> - 25.4%
$ 11,043,277 Firstar Bank, 5.38%                                                                                   11,043,278
  9,413,082  Wisconsin Electric Power Co., 5.17%                                                                    9,413,082
  8,306,401  Sara Lee, 5.23%                                                                                        8,306,401
  8,289,291  Warner Lambert, 5.18%                                                                                  8,289,291
  7,842,131  American Family Financial Services, Inc., 5.17%                                                        7,842,131
  7,365,563  General Mills, 5.23%                                                                                   7,365,563
  7,246,152  Pitney Bowes, 5.23%                                                                                    7,246,152
    576,562  Wisconsin Central Credit Union Corporation, 5.30%                                                        576,562
                                                                                                                 ------------
                                                                                                                   60,082,460
             COMMERCIAL PAPER - 23.7%
             General Electric Capital Corporation
  3,500,000  5.14%, 1/12/99                                                                                         3,500,000
  6,000,000  5.31%, 1/15/99                                                                                         6,000,000
             Prudential Funding Corporation
  3,000,000  5.33%, 1/13/99                                                                                         3,000,000
  6,000,000  5.30%, 1/20/99                                                                                         6,000,000
             CIT Group Holdings,Inc.
  6,899,000  5.15%, 1/19/99                                                                                         6,899,000
             General Motors Acceptance Corp.
  6,686,000  5.34%, 1/07/99                                                                                         6,686,000
             American Express Credit
  6,000,000  4.80%, 2/04/99                                                                                         6,000,000
             Associates Corporation
  6,000,000  5.30%, 1/04/99                                                                                         6,000,000
             Ford Motor Credit Corporation
  6,000,000  5.17%, 1/22/99                                                                                         6,000,000
             Norwest Corporation
  5,941,000  5.17%, 1/07/99                                                                                         5,941,000
                                                                                                                 ------------
                                                                                                                   56,026,000
             TOTAL SHORT-TERM INVESTMENTS (cost $116,108,460)                                                     116,108,460
                                                                                                                 ------------
             TOTAL INVESTMENTS - 98.5% (cost $211,521,853)                                                        233,164,117
                                                                                                                 ------------
             OTHER ASSETS, LESS LIABILITIES - 1.5%                                                                  3,570,827
                                                                                                                 ------------
             TOTAL NET ASSETS - 100.0%                                                                           $236,734,944
                                                                                                                 ------------
                                                                                                                 ------------
     *<F6>    non-income producing
    **<F7>    Variable rate demand notes are considered short-term obligations and are payable on demand.  Interest rates change periodically on specified dates.  The rates listed are as of December 31, 1998.

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (unaudited)

ASSETS
Common stocks, at market value (cost: $95,413,393)            $117,055,657
Variable rate demand notes and commercial paper,
  at amortized cost, which approximates market
  value (cost: $116,108,460)                                  116,108,460
Capital shares sold                                             3,805,030
Receivables
   Dividends                                                      127,260
   Interest                                                       418,214
Prepaid expenses and other assets                                  40,980
                                                             ------------
         Total assets                                         $237,555,601
                                                             ------------
                                                             ------------
LIABILITIES AND NET ASSETS
Capital shares redeemed                                       $   221,367
Payables and accrued expenses
   Payable for securities purchased                               367,257
   Accrued expenses and other liabilities                          56,007
   Due to adviser                                                 176,026
                                                             ------------
         Total liabilities                                        820,657
                                                             ------------
Net assets
   Common stock, $.01 par value; 10,000,000 shares
     authorized,7,590,335 shares issued and
     outstanding, and paid-in capital                         216,875,209
   Accumulated undistributed net investment income                621,247
   Accumulated undistributed net realized
     gain (loss) on investments                                (2,403,776)
   Net unrealized appreciation on investments                  21,642,264
                                                             ------------
         Total net assets                                     236,734,944
                                                             ------------
         Total liabilities and net assets                    $237,555,601
                                                             ------------
                                                             ------------
Net asset value per share                                    $      31.19
                                                             ------------
                                                             ------------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the six months ended December 31, 1998 (unaudited)

INCOME
   Interest                                                  $  1,449,295
   Dividends                                                      468,749
   Other income                                                    14,806
                                                             ------------
                                                                1,932,850
                                                             ------------
EXPENSES
   Management fee                                                 679,240
   Transfer and disbursing agent fees                              54,615
   Administration fee                                              43,511
   Registration fees                                               29,322
   Custodian fees                                                  20,397
   Accounting fee                                                  18,098
   Legal fees                                                      11,170
   Printing and mailing fees                                        9,204
   Audit fees                                                       7,341
   Other operating expenses                                         3,549
                                                             ------------
         Total expenses                                           876,447
                                                             ------------
   Net investment income                                        1,056,403
                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
   Net realized gain (loss) on investments                     (2,474,009)
   Net change in unrealized appreciation on investments           996,364
                                                             ------------
         Net gain (loss) on investments                        (1,477,645)
                                                             ------------
         Net increase (decrease) in net assets
           resulting from operations                         $   (421,242)
                                                             ------------
                                                             ------------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended December 31, 1998 (unaudited) and the year ended June 30, 1998

                                                              December 31,     June 30,
                                                                  1998           1998
                                                               -----------    ----------
OPERATIONS:
    Net investment income                                      $ 1,056,403    $  145,596
    Net realized gain (loss) on investments                     (2,474,009)    8,783,209
    Net change in unrealized appreciation                          996,364     7,971,431
                                                               -----------    ----------
           Net increase (decrease) in net assets resulting
             from operations                                      (421,242)   16,900,236
                                                               -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income                      (208,185)           --
    Distributions from net capital gains                        (8,674,266)   (2,597,640)
                                                               -----------    ----------
           Total distributions                                  (8,882,451)   (2,597,640)
                                                               -----------    ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (5,190,248 and
      1,315,647 shares, respectively)                          161,159,798    42,757,189
    Increase in shares issued for reinvested distributions
      (282,573 and 84,945 shares, respectively)                  8,683,470     2,512,667
    Cost of shares redeemed (602,337 and 210,578 shares,
      respectively)                                            (18,761,831)   (6,735,975)
                                                               -----------    ----------
         Net increase in net assets derived from
          capital share transactions                           151,081,437    38,533,881
                                                               -----------    ----------
           Net increase in net assets                          141,777,744    52,836,477
                                                               -----------    ----------
NET ASSETS AT BEGINNING OF PERIOD                               94,957,200    42,120,723
                                                               -----------    ----------
NET ASSETS AT END OF PERIOD (including accumulated
  undistributed net investment gain (loss) of $621,247 and
  ($226,970), respectively)                                   $236,734,944   $94,957,200
                                                               -----------    ----------
                                                               -----------    ----------

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

  Condensed financial information per share of capital stock outstanding throughout the period is presented below:

                                                    (unaudited)
                                                    Six Months
                                                      ended
                                                    December 31,               Year ended June 30,
                                                                    ----------------------------------------------
                                                       1998           1998      1997     1996      1995      1994
                                                       ----           ----      ----     ----      ----      ----
Net asset value at beginning of period              $ 34.91         $27.53    $24.33    $20.17    $17.34    $17.74
Income from investment operations:
    Net investment income (loss)                       0.20           0.16     (0.03)    (0.05)    (0.24)    (0.05)
    Net realized and unrealized
     gain (loss) on investments                       (2.64)          8.71      3.82      5.55      4.21      0.65
                                                    --------        -------   -------   -------   -------   -------
          Total from investment operations            (2.44)          8.87      3.79      5.50      3.97      0.60
Less distribution:
    Dividends from net investment income              (0.03)          0.00      0.00      0.00      0.00      0.00
    Distributions from net capital gains              (1.25)         (1.49)    (0.59)    (1.34)    (1.14)    (1.00)
                                                    --------        -------   -------   -------   -------   -------
          Total distributions                         (1.28)         (1.49)    (0.59)    (1.34)    (1.14)    (1.00)
                                                    --------        -------   -------   -------   -------   -------
Net asset value at end of period                    $  31.19        $ 34.91   $ 27.53   $ 24.33   $ 20.17   $ 17.34
                                                    --------        -------   -------   -------   -------   -------
                                                    --------        -------   -------   -------   -------   -------
Total return                                          (6.9)%(1)<F8>   33.2%     15.8%     28.3%     24.1%      3.3%
Ratios/Supplemental Data:
    Net assets at end of period (in thousands)      $236,735        $94,957   $42,121   $28,981   $20,868   $16,582
    Ratio of expenses to average net assets            1.3%(2)<F9>     1.3%      1.4%      1.5%      1.7%      1.7%
    Ratio of net investment income (loss)
      to average net assets                            1.5%(2)<F9>     0.2%    (0.4)%    (0.3)%    (0.6)%    (0.3)%
    Portfolio turnover rate                           11.7%(1)<F8>    49.8%     41.0%     45.6%     37.9%     99.0%

(1)<F8> Not annualized
(2)<F9> Annualized

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (unaudited)

(1)  SIGNIFICANT ACCOUNTING POLICIES:

  Fasciano Fund, Inc. (the "Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth.

  The fiscal year end of the Fund is June 30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  (a) Investment and shareholder transactions are recorded on a trade date basis.

  (b) Each security traded on a national securities exchange or traded over the counter and quoted on the Nasdaq National Market will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the date of purchase is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.

  (c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.

  (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)  RELATED PARTIES:

  Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 18,116 shares or 0.2% of the outstanding common stock of the Fund at December 31, 1998.

  The non-affiliated directors receive a fee of $2,000 annually.

  The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.

  Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser has agreed to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expense shall not be regarded as operating expenses.

(3)  INVESTMENTS:
  During the six months ended December 31, 1998, purchases of securities other than short-term investments were $51,828,492. Sales of such securities for that period were $9,698,603.

  Cost of investments is the same for financial reporting purposes as for Federal income tax purposes. At December 31, 1998, on a tax basis, gross unrealized appreciation of investments was $26,598,016 and gross unrealized depreciation of investments was $4,955,752.

(4)  INCOME TAXES:

  No provision for federal income taxes has been made. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net investment income and net realized capital gains in order to avoid payment of all future federal income taxes.

(5)  DISTRIBUTIONS TO SHAREHOLDERS:

  On December 29, 1998, the Fund distributed net investment income, short-term and long-term capital gains of approximately $0.03, $0.18 and $1.07 per share, respectively.

   INVESTMENT ADVISER
     Fasciano Company, Inc.

   ADDRESS OF FUND & ADVISER
     190 South LaSalle Street
     Suite 2800
     Chicago, Illinois 60603
     (312) 444-6050
     (800) 848-6050
     www.fascianofunds.com
     info@fascianofunds.com

   TRANSFER AGENT, DIVIDEND DISBURSING
   AGENT AND ADMINISTRATOR
     Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 982-3533

   CUSTODIAN
     Firstar Bank Milwaukee, N.A.
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 982-3533

   INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     Chicago, Illinois

   LEGAL COUNSEL
     Bell, Boyd & Lloyd
     Chicago, Illinois

                  This report is submitted for the information
                     of shareholders of the Fund. It is not
                   authorized for distribution to prospective
                    investors unless preceded or accompanied
                          by an effective prospectus.

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